Commitments and Contingencies	12 Months Ended
Dec. 31, 2024
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies
22.
COMMITMENTS AND CONTINGENCIES
(a)
Capital commitment

As at December 31, 2024, the Group had capital commitments of RMB4,243 related to capital expenditures.

(b)
Operating lease commitment

As at December 31, 2024, the Group's outstanding commitment of operating lease contracted but not yet reflected in the consolidated financial statements amounted to RMB938.

(c)
Products and services purchase commitment

As at December 31, 2024, the Group's products and services purchase commitment amounted to RMB146,844.

(d)
Legal proceedings

On September 23, 2022, the Group, certain of its current and former directors and officers were named as defendants in a class action filed in federal court, which was purportedly brought on behalf of a class of persons who allegedly suffered damages as a result of alleged misstatements and omissions in the Group's public disclosure documents. The Count has appointed Lead Plaintiff and the Co-lead Plaintiff filed the amended complaint to the Count in 2023. The Group has filed a Motion to Dismiss to the court in December 2023 and briefing on the motion to dismiss was completed in March 2024. In July 2024, the Court granted the Company motion to dismiss all claims. The plaintiffs filed a motion for leave to file a second amended complaint in August 2024. The Company filed an opposition to the motion in September 2024. The Court has yet to rule on plaintiffs’ motion for leave to amend. Considering the favorable factor that the Court granted the Motion to Dismiss, the Company considered that the likelihood to suffer any significant unfavorable outcome or the amount or range of any potential loss is remote at the issuance date of the consolidated financial statements. As a result, as of December 31, 2024, the Group did not record any liabilities for the loss contingencies pertaining to the case described above.

In addition to the above, from time to time, the Group is subject to legal proceedings, investigations and claims incidental to the conduct of its business. As of December 31, 2023 and, 2024, the Group was not involved in any legal or administrative proceedings that the Group believes may have a material adverse impact on the Group's business, balance sheets or results of operations and cash flows.

(e)
Financial guarantees

As at December 31, 2024, the Group provided guarantees up to a limit of approximately RMB98.0 million in respect of bank loans borrowed by an affiliated company over which the Group has significant influence, among which guarantees of approximately RMB96.6 million were utilized.

During the year ended December 31, 2022, the Group signed an agreement with and provided financial guarantee to a depositary bank for collection of minimum annual service fees until 2024. According to the agreement, the Group placed a security deposit of US$6.0 million in the depositary bank. The security bank deposit will be forfeited up to US$6.0 million if the depositary bank is not able to collect the contractual minimum annual service fees from ADR holders. During the year ended December 31, 2023 and 2024, the Group received US$3.0 million and US3.0 million security deposit back from the depositary bank respectively. As of December 31, 2024, the financial guarantee period was expired.